UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06722

Forward Funds

(Exact name of registrant as specified in charter)

244 California St., Suite 200

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

Gregory A. Reid, Principal Executive Officer Forward Funds 244 California St., Suite 200 San Francisco, CA 94111 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231

Registrant’s telephone number, including area code: (800) 999-6809

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders of the Salient Global Real Estate Fund, Salient Select Income Fund and Salient Tactical Growth Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

[Insert Report Here]

(b) Not applicable

The series of funds under the Forward Funds Trust (“Salient Funds”) are distributed by:

Forward Securities, LLC

San Francisco, California

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses, experience of the management teams and other information. Investors are reminded to read the Prospectus before investing or sending money.

Shareholder Update   |   December 31, 2021

A MESSAGE FROM:	William Enszer
Chief Executive Officer

Dear Shareholder:

As we enter 2022, we hope this letter finds you and your families healthy and well during these challenging times. We are thankful for your partnership and we hope that our goal to build investment solutions has served the needs of your portfolios.

Due to the global impact of the COVID-19 pandemic, the last 24 months will be remembered as one of the more challenging times of this century thus far. Populations have navigated lockdowns, return to work, the global rollout of COVID-19 vaccines and an ever-mutating enemy. It is an understatement to say people have been strong, resilient and flexible over the past two years and markets have been no different. The early optimism of 2020 quickly vanished as the pandemic exploded and markets sold off in the first quarter of 2020. Since then, the markets have found a footing and been resilient through multiple waves of infection and the associated demand destruction. Companies have also been strong and flexible as they have navigated changes to their workforces, adapted to supply chain issues and found ways to grow as markets recovered.

Looking at market indices, one may think there was never a pandemic, or at a minimum, think this one is completely over. While that may be a possibility in the near future, there are changes that cannot be overlooked despite the recovery in the equity and fixed-income markets. The domestic economy is seeing spikes in inflation that have not been seen in decades and inflation levels are proving to be stubbornly sticky across goods and services. Inflation can have damaging effects on client portfolios and the impact is not limited to fixed-income investments. Inflation, for example, can negatively impact equities when companies cannot pass through cost and wage increases and where valuations look less attractive on an inflation-adjusted basis. We believe inflation presents a potential risk to investors’ portfolios. This risk has not had to be seriously considered during a decades-long secular drop in yields and inflation, and we believe, at a minimum, should be a significant input for investors as they evaluate their current portfolios.

We hope that 2022 proves a prosperous year for you, our shareholders. Thank you for your trust.

Sincerely,

William Enszer

Chief Executive Officer

Salient Partners, L.P.

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

COVID-19 is an infectious disease caused by a new strain of coronavirus. The virus was first identified in late 2019 in Wuhan, the capital of China’s Hubei province, and has since spread globally, resulting in the ongoing coronavirus pandemic.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Forward Funds Trust are distributed by Forward Securities, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2022 Salient. All rights reserved.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, financial, market, petroleum, political and other factors relevant to investment performance in the U.S. and abroad. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Fund Commentary and Performance (Unaudited)

Salient Global Real Estate Fund

As of December 31, 2021

For the year ended December 31, 2021, Salient Global Real Estate Fund’s Class A shares (without sales load) returned 21.58%, underperforming the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned 26.09%.

In general, 2021 provided a very strong investing environment for real estate across most geographies following the successful rollout of COVID-19 vaccines in the first half of the year. As the most acute phase of the coronavirus pandemic began to pass, countries around the globe witnessed a recovery in economic growth. Subsequently, global real estate had one of its best years of the last decade in 2021, with most property sectors ending the year in positive territory. However, this result was somewhat lopsided with the U.S. real estate market far outpacing overseas real estate companies. Domestically, the strong performance was in large part attributable to the continued acceleration of core real estate fundamentals (occupancy, tenant renewals, re-leasing spreads and operating margins) from the depths of the COVID-19 public health crisis and optimistic investor sentiment related to real estate investment trust (REIT) valuations. By region, North America generated the best return of 2021—up 41.00%—led by the U.S. and followed closely by Canada, as represented by the subindices of the FTSE EPRA/NAREIT Developed Index. Despite strong REIT returns in the U.K. and select European countries, overseas REITs produced a much more modest 8.76% return in 2021, largely due to a less accommodative monetary policy environment and weaker growth prospects, which led to much lower sector returns.

During 2021, investments in the U.S., the U.K. and Canada contributed the most to the Fund’s performance. The U.S. was the top-performing country for 2021, registering a strong return of 43.24%, largely due to the successful COVID-19 vaccine rollout at the beginning of the year. The gains were broad as all property sectors produced positive returns. Despite a meaningful underweight position to the U.S. throughout the year, the Fund’s U.S. REIT investments contributed nearly three-quarters of the Fund’s return for the reporting period.

While not quite as strong as U.S. REIT performance, REITs based in the U.K. posted solid results due to continued improvement of operating fundamentals. The Fund’s targeted exposure to the U.K.’s industrial, retail and office sectors proved fruitful in 2021 as valuations and earnings growth accelerated throughout the year.

For the second straight year, the Fund’s Canadian industrial sector investments performed very well due to the sector’s strong fundamentals and ability to participate in the long-term trend of e-commerce replacing brick-and-mortar retail sales. We continue to believe that these industrial property assets offer investors the prospect of strong performance far into the future.

On the downside, holdings in Germany and France, as well as an investment in a large European mall operator, detracted from the Fund’s performance. Germany proved to be the weakest European real estate market in 2021 given the country’s slow economic recovery, benign monetary response to the pandemic and the political uncertainty related to the departure of Chancellor Angela Merkel. Despite possessing strong long-term fundamentals, German residential properties were the top detractor from the Fund’s performance for the reporting period.

The Fund’s investment in Unibail-Rodamco-Westfield (URW), the largest mall operator in Europe, also detracted from the Fund’s return. The market environment proved challenging as investors largely stayed away from retail in 2021. Despite having a very low valuation, URW did not produce attractive results due to the aftereffects of the pandemic that limited the recovery of retailers in the second half of 2021.

The Fund’s exposure to Paris office assets also hindered performance in 2021. Similar to 2020, the office REITs sector remained heavily impacted by the pandemic. Many businesses maintained a work-from-home posture, substantially limiting the demand for new office space. Despite lackluster demand, we continue to believe that the Fund’s office investments will rebound following the conclusion of the pandemic.

Despite numerous threats to global economic growth, including record inflation and the extension of the pandemic due to new variants of the coronavirus, we maintain an optimistic outlook for global real estate investment in 2022. We endeavor to source REIT investments in sectors that have not fully participated in the real estate recovery but could provide the foundation for the next stage of growth, most notably the retail, office and lodging sectors as well as European investment opportunities in general. In addition, we have purposefully shortened the lease duration in our portfolio as a means of defending against worldwide inflationary pressures.

Generally speaking, we believe REIT balance sheets remain sound with high coverage ratios and limited near-term maturities. Importantly, real estate transaction volumes in both the public and private markets have maintained a healthy pace, with capital markets both domestically and abroad remaining accommodative to real estate investment. At bottom, the combination of an asynchronous pandemic recovery and many potentially large macro risks indicates to us that stock and country selection will be more important than ever. As always, our value orientation and benchmark-agnostic style of investing will continue in 2022.

Salient Global Real Estate Fund

Weightings by Country as a Percentage of Net Assets

as of December 31, 2021

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Global Real Estate Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2021
Investor Class	21.72%	7.40%	7.60%	4.60%	05/02/11

Institutional Class	22.09%	7.78%	7.96%	3.52%	04/28/06

Class A (with sales load)(b)	14.58%	6.09%	6.90%	2.78%	04/28/06

Class A (without sales load)(a)	21.58%	7.35%	7.53%	3.17%	04/28/06

Class C (with CDSC)(e)	19.95%	6.73%	6.92%	2.51%	04/28/06

Class C (without CDSC)(f)	20.95%	6.73%	6.92%	2.51%	04/28/06

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund. Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Select Income Fund

As of December 31, 2021

For the year ended December 31, 2021, Salient Select Income Fund’s Class A shares (without sales load) returned 14.98%, outperforming the Fund’s benchmark, the ICE BofAML Fixed Rate Preferred Securities Index, which returned 2.24%.

In general, 2021 provided a very strong investing environment as the U.S. economy produced four consecutive quarters of healthy economic recovery following the successful rollout of COVID-19 vaccines at the beginning of the year. Companies across most industries notched healthy sales growth and record profits. Against this backdrop, investors embraced risk, sending the S&P 500 Index to 70 all-time highs by the end of the year, according to CFRA Research. Correspondingly, real estate investment trust (REIT) equities posted one of their best years ever. The strong performance was in large part attributable to the acceleration of core real estate fundamentals (most notably occupancy, tenant renewals, re-leasing spreads and operating margins) throughout the year and optimistic investor sentiment related to REIT valuations. As measured by the FTSE NAREIT Equity REIT Index, REIT equities returned 43.24% for 2021, an astonishing 1,453 basis points ahead of the S&P 500.

One downside to this historically strong economic growth was a sharp increase in observed inflation. Surprisingly, despite the uptick in consumer prices, interest rates remained rather benign over the past year. The yield on the 10-year U.S. Treasury Note registered a sharp uptick during the first quarter of 2021, increasing from 0.93% to a high of 1.74%. Yet it remained rather range-bound for the final three quarters of the year ending 2021 at 1.52%, still a very low yield from a historical perspective. Of note, toward the end of 2021, the U.S. Federal Reserve began telegraphing the likelihood of multiple interest rate increases in 2022 to prevent the economy from overheating. With these concerns at the forefront of the minds of fixed-income investors, REIT preferred securities, as measured by the MSCI REIT Preferred Index, witnessed a more modest return of 4.82% in 2021.

The lodging, retail and industrial REIT sectors were the top contributors to the Fund’s performance for the reporting period. Several preferred equity investments in the lodging sector contributed meaningfully in 2021. These securities were battered particularly hard in 2020 due to the coronavirus pandemic, which raised questions surrounding the financial strength of lodging REITs. Fortunately, COVID-19 vaccines became broadly available in the first half of 2021, which, combined with general pandemic fatigue, helped drive leisure demand despite the highly infectious Delta and Omicron variants that appeared in the second half of the year.

Prolonged stimulus benefits, including one-time Economic Impact Payments and extended unemployment benefits, combined with pent-up consumer demand drove strong, consistent consumer spending growth in 2021. As with the lodging sector, this demand helped the retail sector to rebound sharply from the lows of 2020. The Fund benefited through several preferred equity positions that returned to trading near their par values.

Similar to lodging and retail REITs, industrial REITs also benefited from the ongoing economic recovery. Growth in e-commerce, record import levels and a shortage of truck drivers drove substantial demand for industrial real estate. In contrast, there were no sectors that detracted from the Fund’s performance for 2021.

Despite numerous threats to global economic growth, including record inflation and the prolonging of the pandemic due to new variants of the coronavirus, we maintain an optimistic outlook for real estate investment in 2022. We endeavor to source REIT investments in sectors that have not fully participated in this real estate recovery but could provide the foundation for the next stage of growth, most notably the retail, office and lodging sectors. In addition, we purposefully shortened the lease duration in our portfolio as a means of defending against economy-wide inflationary pressures.

Generally speaking, we believe REIT balance sheets remain sound with high coverage ratios and limited near-term maturities, providing us with a high level of confidence that the Fund’s credit investments will prove fruitful in the year to come, even in light of the prospect of higher interest rates. Importantly, real estate transaction volumes in both the public and private market have maintained a healthy pace with capital markets remaining accommodative to real estate investment. At bottom, the combination of a strong REIT market and many potentially large macro risks indicates to us that stock and credit selection will be more important than ever. As always, our value orientation and benchmark-agnostic style of investing across the capital stack, which we’ve done consistently since the Fund’s inception, will continue in 2022.

Salient Select Income Fund

Weightings by Sector as a Percentage of Net Assets

as of December 31, 2021

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $10,000 Investment in the Fund

The chart above shows how a hypothetical investment of $10,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $10,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Select Income Fund(d)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2021
Investor Class	15.04%	4.05%	7.13%	7.34%	10/26/11

Institutional Class	15.44%	4.41%	7.51%	5.78%	04/28/06

Class A (with sales load)(b)	8.39%	2.78%	6.45%	7.54%	03/30/01

Class A (without sales load)(a)	14.98%	4.01%	7.09%	7.84%	03/30/01

Class C (with CDSC)(e)(f)	13.35%	3.39%	6.46%	7.11%	03/30/01

Class C (without CDSC)(e)(g)	14.35%	3.39%	6.46%	7.11%	03/30/01

(a) Excludes sales charge.

(b) Includes the effect of the maximum 5.75% sales charge.

(c) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(d) Prior to May 1, 2016, Salient Select Income Fund was known as Forward Select Income Fund.

(e) While Class C shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 13, 2001.

(f) Includes the 1.00% contingent deferred sales charge.

(g) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Tactical Growth Fund

As of December 31, 2021

For the year ended December 31, 2021, Salient Tactical Growth Fund’s Institutional Class shares returned 8.02%, underperforming the Fund’s benchmark, the HFRX Equity Hedge Index, which returned 12.14%.

2021 was a year of growth for both the economy and the stock market. Most major market averages recorded all-time highs throughout the year. The S&P 500 Index recorded 70 new all-time highs, second only to the 77 new highs recorded in 1995, according to CFRA Research. The strength in stocks was fueled by good earnings growth, expanded price-earnings (P/E) multiples and an accommodative U.S. Federal Reserve (Fed) policy, which kept interest rates historically low and credit spreads narrow.

Volatility increased in December as the Omicron variant of the coronavirus surged in the U.S. and globally. Many businesses, which had begun to reopen in anticipation of an ebbing of the coronavirus pandemic, were forced to curtail or close operations as health officials warned that the Omicron variant could cause a surge in COVID-19 infections and hospitalizations. Additionally, the uncertainty of the Biden administration’s proposed legislation to address the ongoing pandemic and rebuild America’s infrastructure also dealt a setback to the market. And finally, significant supply chain disruptions occurred throughout the year, which resulted in dislocations and rising prices. In December, inflation surged to its highest level in over 30 years.

In 2021, equity valuations rose to levels not seen since the dot-com bubble of 2000 and the financial crisis of 2008. The median P/E multiple on the S&P 500 increased to 34x earnings in May 2021 and equity valuations remained in historically high territory. Inflationary pressures grew during the year and in November the Consumer Price Index rose 6.8% year over year, the largest 12-month increase since June 1982. As a result, the Fed announced a tapering of its asset purchases and signaled that it would begin raising interest rates in 2022. The 10-year U.S. Treasury Note ended the year at 1.52%, up from 0.93% at the beginning of the year.

Investor sentiment grew increasingly bullish during most of 2021 as stock prices rose. From a contrary point of view, this is a negative in our work because extremes in optimism usually signal caution. Stock market momentum, as measured by the Salient Tactical Growth Fund investment team’s volume and breadth measures, remained positive for most of the year but deteriorated toward year-end. The investment team lowered market exposure as these measures indicated elevated market risk.

The Fund’s investment strategy strives to capture a portion of the market’s growth while aiming to preserve capital during market corrections. The tactical investment approach has had its greatest success in volatile markets that involved market corrections of 10% or more. While the Fund occasionally employs derivative instruments, such as futures contracts, to help offset risk related to elevated market volatility, the Fund did not use derivatives during 2021.

As the Salient Tactical Growth Fund’s investment team looks ahead to 2022, there are several factors within its “Four Pillar Process” that the team will be watching:

1.	Valuation: Equity valuations have been high by any absolute measure. Any significant rise in interest rates in 2022 would be a potentially negative factor for equity valuations.

2.

Monetary factors and credit conditions: The Fed has signaled that it will provide less liquidity to the markets and that it expects to hike interest rates in 2022. While this is a negative development from both an intermediate- and long-term perspective, interest rates have remained stable so far and credit spreads are still narrow, indicating no immediate dislocations in the economy or the credit markets. Nonetheless, any significant increase in interest rates in 2022, accompanied by a widening of credit spreads, would be a negative for the markets.

3.

Sentiment: Investor sentiment grew more optimistic as the market rose to new highs during 2021. This optimism is negative from a contrary point of view and suggests that a stock market pullback may be necessary in early 2022 to recycle investor sentiment back to more neutral levels.

4.

Momentum: The investment team’s volume and breadth models showed weakness as the year ended. The team also became concerned that although most major market averages climbed to new all-time highs in the fourth quarter, only about half of all stocks were able to rise above their 10- and 40-week moving averages. This divergence of leadership stocks versus the rest of the market often occurs prior to some type of market correction. The investment team believes that risks of a corrective market decline have increased going into 2022.

Salient Tactical Growth Fund

Asset Allocation as a Percentage of Net Assets

as of December 31, 2021

Hypothetical Growth of $100,000 Investment in the Fund

The chart above shows how a hypothetical investment of $100,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $100,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Tactical Growth Fund(b)

	1 Year	5 Year	10 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2021
Investor Class	7.66%	6.13%	5.33%	4.26%	09/14/09

Institutional Class	8.02%	6.49%	5.69%	4.62%	09/14/09

Class A (with sales load)(c)	1.40%	4.78%	4.58%	3.37%	03/12/10

Class A (without sales load)(d)	7.59%	6.03%	5.20%	3.89%	03/12/10

Class C (with CDSC)(e)	6.01%	5.45%	4.67%	3.62%	09/14/09

Class C (without CDSC)(f)	7.01%	5.45%	4.67%	3.62%	09/14/09

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Prior to May 1, 2016, Salient Tactical Growth Fund was known as Forward Tactical Growth Fund.

(c) Includes the effect of the maximum 5.75% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientpartners.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Disclosures

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Asset allocation does not assure profit or protect against risk.

Diversification does not assure profit or protect against risk.

This document does not constitute an offering of any security, product, service or fund, including the Funds, for which an offer can be made only by the Funds’ prospectuses.

No fund is a complete investment program and you may lose money investing in a fund. The Funds may engage in other investment practices that may involve additional risks and you should review the Funds’ prospectuses for a complete description.

Salient Global Real Estate Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Equity securities are subject to the financial and operational risks faced by individual companies, the risk that stock markets, sectors and industries may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Manager risk is the risk that a fund’s portfolio managers may make poor investment decisions, which would negatively affect a fund’s investment performance.

Market events in the U.S. and global financial markets may result in unusually high market volatility, which could negatively impact a fund’s performance and cause a fund to experience illiquidity, shareholder redemptions or other potentially adverse effects.

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Overseas stock exchange transactions may pose increased risk and result in delays in obtaining accurate information on the value of securities.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Investment Disclosures, continued

Salient Select Income Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Concentration in a particular industry will involve a greater degree of risk than a more diversified portfolio.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Equity securities are subject to the financial and operational risks faced by individual companies, the risk that stock markets, sectors and industries may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Liquidity refers to how easy it is to buy and sell shares of a security without affecting its price. Investing in securities that are less actively traded or over time experience decreased trading volume may restrict a fund’s ability to take advantage of other market opportunities or to dispose of securities.

Investing in lower-rated (“high yield”) debt securities involves special risks in addition to those associated with investments in higher-rated debt securities, including a high degree of credit risk.

Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial instruments. Mortgage-backed securities are subject to, among other things, prepayment and extension risks.

Investing in the real estate industry or in real estate-related securities involves the risks associated with direct ownership of real estate which include, among other things, changes in economic conditions (e.g., interest rates), the macro real estate development market, government intervention (e.g., property taxes) or environmental disasters. These risks may also affect the value of equities that service the real estate sector.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Salient Tactical Growth Fund

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund.

Debt securities are subject to interest rate risk. If interest rates increase, the value of debt securities generally declines. Debt securities with longer durations tend to be more sensitive to changes in interest rates and more volatile than securities with shorter durations.

Derivative instruments involve risks different from those associated with investing directly in securities and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested.

Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs.

Foreign securities, especially emerging or frontier markets, will involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation.

Investment Disclosures, continued

Salient Tactical Growth Fund, continued

Manager risk is the risk that a fund’s portfolio managers may make poor investment decisions, which would negatively affect a fund’s investment performance.

Market events in the U.S. and global financial markets may result in unusually high market volatility, which could negatively impact a fund’s performance and cause a fund to experience illiquidity, shareholder redemptions or other potentially adverse effects.

Market risk is the risk that the markets on which a fund’s investments trade will lose value in response to company, market or economic news.

Relying on proprietary or third-party quantitative models and information and data supplied by third-party vendors that later prove to be inaccurate or incorrect exposes a fund to additional investment risks.

Short selling involves additional investment risks and transaction costs, and creates leverage, which can increase the risk and volatility of a fund.

Investing in smaller companies generally will present greater investment risks, including greater price volatility, greater sensitivity to changing economic conditions and less liquidity than investing in larger, more mature companies.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

Fund Benchmark Definitions

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

HFRX Equity Hedge Index is comprised of private funds with strategies that maintain both long and short positions primarily in equity securities and equity derivatives.

ICE BofAML Fixed Rate Preferred Securities Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

One cannot invest directly in an index.

ICE Data Indices, LLC (“ICE DATA”) is used with permission. ICE DATA, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend Salient, or any of its products or services.

Definition of Terms

10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of 10 years.

Basis point is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

Breadth is a technique used in technical analysis that attempts to gauge the direction of the overall market by analyzing the number of companies advancing relative to the number declining.

Consumer Price Index (CPI) is an index number measuring the average price of consumer goods and services purchased by households. The percentage change in the CPI is a measure of inflation.

Investment Disclosures, continued

Coverage ratio is a metric intended to measure a company’s ability to service its debt and meet its financial obligations, such as interest payments or dividends.

COVID-19 is an infectious disease caused by a new strain of coronavirus. The virus was first identified in late 2019 in Wuhan, the capital of China’s Hubei province, and has since spread globally, resulting in the ongoing coronavirus pandemic.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates and is expressed as a number of years.

Federal Reserve (Fed) is the central bank of the United States that is responsible for regulating the U.S. monetary and financial systems.

FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market, excluding timber and infrastructure REITs.

Futures are financial contracts that obligate the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Momentum is the rate of acceleration of a security’s price or volume.

Monetary policy refers to the actions of a central bank, currency board or other regulatory committee that determine the size and rate of growth of the money supply, including a change in interest rates or the amount of money banks need to keep in bank reserves.

MSCI REIT Preferred Index is a preferred stock market capitalization-weighted total return index of certain exchange-traded perpetual preferred securities issued by U.S. equity and U.S. hybrid REITs.

MSCI World Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed markets.

Near-term maturity means that the agreed-upon date upon which an investment ends will occur soon, often triggering the repayment of a loan or bond, the payment of a commodity, or some other payment or settlement term.

Operating margin measures how much profit a company earns on sales after paying for operating expenses.

Par value is the face value of a bond or the stock value stated in the corporate charter.

Price-earnings (P/E) ratio is a measure of the price paid for a share of stock relative to the annual income or profit earned by the company per share. A higher P/E ratio means that investors are paying more for each unit of income.

Range-bound is when a market, or the value of a particular stock, bond, commodity or currency, moves within a relatively tight range for a certain period of time.

Real estate investment trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Re-leasing spreads measure the change in rent per square foot between new and expiring leases.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Investment Disclosures, continued

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Volume is the number of shares or contracts traded in a security or an entire market during a given period of time.

Yield is the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost or on the U.S. government’s debt obligations.

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2021

As a shareholder of the Forward Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2021 through December 31, 2021.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient Global Real Estate Fund	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/21-12/31/21
Investor Class
Actual	$1,000.00	$1,059.60	1.50%	$7.79

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Class
Actual	$1,000.00	$1,061.30	1.15%	$5.97

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85
Class A
Actual	$1,000.00	$1,059.60	1.55%	$8.05

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$1,056.80	2.10%	$10.89

Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66
Salient Select Income Fund
Investor Class
Actual	$1,000.00	$1,044.00	1.50%	$7.73

Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended December 31, 2021

Salient Select Income Fund (continued)	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/21-12/31/21
Institutional Class
Actual	$1,000.00	$1,045.90	1.15%	$5.93

Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85
Class A
Actual	$1,000.00	$1,043.50	1.55%	$7.98

Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$1,041.10	2.10%	$10.80

Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66
Salient Tactical Growth Fund
Investor Class
Actual	$1,000.00	$1,016.60	1.80%	$9.15

Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Class
Actual	$1,000.00	$1,018.30	1.45%	$7.38

Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class A
Actual	$1,000.00	$1,016.20	1.85%	$9.40

Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40
Class C
Actual	$1,000.00	$1,013.50	2.40%	$12.18

Hypothetical	$1,000.00	$1,013.11	2.40%	$12.18

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Schedule of Investments (See Note 11)

Salient Global Real Estate Fund

December 31, 2021

	Shares	Value (See Note 2)

Common Stocks: 96.0%
Australia: 3.8%

GPT Group	190,000	$749,229

Scentre Group	154,000	354,054

		1,103,283

Canada: 6.2%

Granite Real Estate Investment Trust	11,300	941,555

Summit Industrial Income REIT	47,500	882,446

		1,824,001

France: 4.1%

Gecina SA	6,500	909,489

Unibail-Rodamco-Westfield(a)	4,300	301,321

		1,210,810

Germany: 2.3%

Vonovia SE	12,000	662,606

Hong Kong: 4.1%

Henderson Land Development Co., Ltd.	63,000	268,238

Link REIT	43,000	378,574

Sun Hung Kai Properties, Ltd.	30,000	363,960

Swire Properties, Ltd.	76,000	190,450

		1,201,222

Japan: 8.6%

Mitsubishi Estate Co., Ltd.	35,600	493,473

Mitsui Fudosan Co., Ltd.	35,000	693,276

Sumitomo Realty & Development Co., Ltd.	21,000	617,604

Tokyo Tatemono Co., Ltd.	49,500	722,942

		2,527,295

Singapore: 3.7%

CapitaLand Integrated Commercial Trust	60,786	92,018

CapitaLand Investment, Ltd.(a)	393,000	994,457

		1,086,475

Spain: 5.4%

Inmobiliaria Colonial SA	95,000	892,298

Merlin Properties Socimi SA	65,000	708,203

		1,600,501

	Shares	Value (See Note 2)

Sweden: 1.8%

Fabege AB	15,400	$258,280

Hufvudstaden AB, Class A	18,300	273,805

		532,085

United Kingdom: 4.4%

Derwent London Plc	9,000	416,013

Great Portland Estates Plc	43,500	428,641

Segro Plc	22,300	433,594

		1,278,248

United States: 51.6%

Alexandria Real Estate Equities, Inc.	5,700	1,270,872

American Assets Trust, Inc.	19,000	713,070

American Tower Corp.	4,100	1,199,250

Americold Realty Trust	24,200	793,518

Apple Hospitality REIT, Inc.	35,000	565,250

AvalonBay Communities, Inc.	4,800	1,212,432

Boston Properties, Inc.	8,500	979,030

CatchMark Timber Trust, Inc., Class A	34,679	302,054

Crown Castle International Corp.	3,000	626,220

DiamondRock Hospitality Co.(a)	46,000	442,060

Equinix, Inc.	1,000	845,840

Farmland Partners, Inc.	45,000	537,750

Federal Realty Investment Trust	9,000	1,226,880

National Storage Affiliates Trust	5,800	401,360

Potlatch Corp.	11,400	686,508

Retail Opportunity Investments Corp.	55,000	1,078,000

SL Green Realty Corp.	13,000	932,100

Ventas, Inc.	7,500	383,400

VICI Properties, Inc.	10,000	301,100

W.P. Carey, Inc.	7,600	623,580

		15,120,274

Total Common Stocks (Cost $23,917,677)		28,146,800

Total Investments: 96.0% (Cost $23,917,677)		28,146,800

Net Other Assets and Liabilities: 4.0%		1,175,597

Net Assets: 100.0%		$29,322,397

See accompanying Notes to Financial Statements.	19

Schedule of Investments (See Note 11)

Salient Global Real Estate Fund

December 31, 2021

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) Non-income producing security.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.	20

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2021

	Shares	Value (See Note 2)

Common Stocks: 25.9%
REITS-Apartments: 4.1%

American Campus Communities, Inc.(a)	105,000	$6,015,450

UDR, Inc.(a)	100,000	5,999,000

		12,014,450

REITs-Diversified: 1.8%

W.P. Carey & Co., Inc.(a)	65,000	5,333,250

REITs-Farmland: 2.4%

Farmland Partners, Inc.	590,000	7,050,500

REITs-Hotels: 2.5%

Apple Hospitality REIT, Inc.(a)	240,000	3,876,000

DiamondRock Hospitality Co.(a)(b)	350,000	3,363,500

		7,239,500

REITs-Industrial: 1.4%

Americold Realty Trust	119,239	3,909,847

REITs-Office Property: 6.1%

Boston Properties, Inc.(a)	36,000	4,146,480

IQHQ, Inc.—144A(b)(c)(d)(e)	350,000	6,391,000

SL Green Realty Corp.(a)	50,000	3,585,000

Vornado Realty Trust	85,000	3,558,100

		17,680,580

REITs-Shopping Centers: 1.4%

Retail Opportunity Investments Corp.(a)	212,100	4,157,160

REITs-Timber: 2.1%

CatchMark Timber Trust, Inc., Class A	332,006	2,891,772

Potlatch Corp.	55,000	3,312,100

		6,203,872

REITs-Towers: 4.1%

American Tower Corp.	21,500	6,288,750

Crown Castle International Corp.	27,000	5,635,980

		11,924,730

Total Common Stocks (Cost $80,016,650)		75,513,889

	Shares	Value (See Note 2)

Convertible Preferred Stocks: 17.2%
REITs-Diversified: 4.6%

LXP Industrial Trust Series C, 6.500%	218,500	$13,601,625

REITs-Hotels: 4.2%

RLJ Lodging Trust Series A, 1.950%	425,000	12,223,000

REITs-Shopping Centers: 4.7%

RPT Realty Series D, 7.250%	231,000	13,608,210

REITs-Specialized: 3.7%

EPR Properties

Series C, 5.750%	31,000	792,980

Series E, 9.000%	280,000	10,010,000

		10,802,980

Total Convertible Preferred Stocks (Cost $29,391,399)		50,235,815

Preferred Stocks: 54.0%
REITS-Apartments: 0.5%

Centerspace Series C, 6.625%	56,623	1,476,728

REITs-Data Centers: 2.7%

DigitalBridge Group, Inc. 7.125%	194,363	4,969,862

7.150%	114,300	2,984,373

		7,954,235

REITs-Diversified: 2.1%

Armada Hoffler Properties, Inc. Series A, 6.750%	150,000	4,038,045

CTO Realty Growth, Inc. 6.375%	82,800	2,177,640

		6,215,685

REITs-Healthcare: 2.6%

Global Medical REIT, Inc. Series A, 7.500%	285,000	7,552,500

See accompanying Notes to Financial Statements.	21

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2021

	Shares	Value (See Note 2)

REITs-Hotels: 10.9%

Chatham Lodging Trust 6.625%	179,421	$4,756,450

Hersha Hospitality Trust

Series C, 6.875%	260,000	6,133,400

Series E, 6.500%(a)	267,999	6,182,737

Pebblebrook Hotel Trust

Series F, 6.300%	2,867	72,478

Series G, 6.375%(a)	200,000	5,252,000

Summit Hotel Properties, Inc.

Series E, 6.250%	212,000	5,374,200

Series F, 5.875%(b)	150,000	3,862,500

		31,633,765

REITs-Industrial: 3.6%

Monmouth Real Estate Investment Corp. Series C, 6.125%	260,000	6,562,400

Plymouth Industrial REIT, Inc. Series A, 7.500%	100,000	2,670,000

Rexford Industrial Realty, Inc. Series B, 5.875%	45,000	1,170,000

		10,402,400

REITs-Manufactured Homes: 4.1%

UMH Properties, Inc. Series C, 6.750%(a)	460,000	11,978,400

REITs-Mortgage: 5.9%

iStar Financial, Inc.

Series G, 7.650%	400,000	10,204,000

Series I, 7.500%	275,200	7,080,896

		17,284,896

REITs-Other: 0.9%

Green Brick Partners, Inc. 5.750%	100,000	2,614,000

	Shares	Value (See Note 2)

REITs-Residential: 2.7%

American Homes 4 Rent

Series G, 5.875%(a)	229,200	$5,874,396

Series H, 6.250%	71,000	1,920,550

		7,794,946

REITs-Shopping Centers: 11.9%

Cedar Realty Trust, Inc. Series C, 6.500%	200,000	5,054,000

Kimco Realty Corp. Series L, 5.125%	109,520	2,797,141

Saul Centers, Inc.

Series D, 6.125%	375,000	9,750,000

Series E, 6.000%	125,000	3,433,750

Urstadt Biddle Properties, Inc.

Series H, 6.250%	346,100	8,939,763

Series K, 5.875%	187,469	4,793,582

		34,768,236

REITs-Single Tenant: 1.1%

Spirit Realty Capital, Inc. Series A, 6.000%	120,000	3,086,400

REITs-Specialized: 1.0%

CorEnergy Infrastructure Trust, Inc. Series A, 7.375%	142,000	2,911,000

REITs-Storage: 4.0%

National Storage Affiliates Trust Series A, 6.000%	450,000	11,713,500

Total Preferred Stocks (Cost $126,003,238)		157,386,691

Total Investments: 97.1% (Cost $235,411,287)		283,136,395

Net Other Assets and Liabilities: 2.9%		8,439,405

Net Assets: 100.0%		$291,575,800

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) Security, or portion of security, is being held as collateral in a segregated account for possible future use for the line of credit. At period end, the aggregate market value of those securities was $53,184,230, representing 18.24% of net assets.

See accompanying Notes to Financial Statements.	22

Schedule of Investments (See Note 11)

Salient Select Income Fund

December 31, 2021

(b) The security is considered a non-income producing security as any dividends received during the period (if applicable) are treated as return of capital per the Generally Accepted Accounting Principles.

(c) This investment is classified as a Level 3 asset and such classification was a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs. At period end, the aggregate value of the security was $6,391,000, representing 2.2% of net assets. See Note 3 in the Notes to Financial Statements for further information.

(d) IQHQ, Inc. is a restricted security exempt from the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See Note 2(n) in the Notes to Financial Statements for further information.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of those securities was $6,391,000, representing 2.2% of net assets.

Investment Abbreviations:

REIT — Real Estate Investment Trust

See accompanying Notes to Financial Statements.	23

Schedule of Investments (See Note 11)

Salient Tactical Growth Fund

December 31, 2021

	Shares	Value (See Note 2)

Exchange-Traded Funds: 36.1%
Exchange-Traded Funds: 36.1%

SPDR S&P 500® ETF Trust	256,614	$121,881,385

Total Exchange-Traded Funds (Cost $81,083,475)		121,881,385

Short-Term Securities: 53.5%

Fidelity Government Portfolio - Institutional Class 0.010%	$180,403,106	180,403,106

Total Short-Term Securities (Cost $180,403,106)		180,403,106

Total Investments: 89.6% (Cost $261,486,581)		302,284,491

Net Other Assets and Liabilities: 10.4%		34,970,576

Net Assets: 100.0%		$337,255,067

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Investment Abbreviations:

ETF — Exchange-Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

See accompanying Notes to Financial Statements.	24

Statements of Assets and Liabilities

December 31, 2021

Salient Global Real Estate Fund
Assets:
Investments, at value	$28,146,800
Cash	1,078,526
Foreign currency, at value (Cost $16,987)	16,987
Interest and dividends receivable	141,789
Other assets	9,895

Total Assets	29,393,997

Liabilities:
Payable for shares redeemed	883
Payable to advisor	10,071
Payable for distribution and service fees	10,401
Payable to trustees	3
Payable for compliance fees	611
Payable to ReFlow (See Note 2(m))	522
Payable for legal and audit fees	27,755
Accrued expenses and other liabilities	21,354

Total Liabilities	71,600

Net Assets	$29,322,397

Net Assets Consist of:
Paid-in capital	$47,989,455
Total distributable earnings	(18,667,058)

Total Net Assets	$29,322,397

Investments, At Cost	$23,917,677
Pricing of Shares
Investor Class:
Net Assets	$734,583
Shares of beneficial interest outstanding	47,822
Net Asset Value, offering and redemption price per share	$15.36
Institutional Class:
Net Assets	$3,684,701
Shares of beneficial interest outstanding	242,047
Net Asset Value, offering and redemption price per share	$15.22
Class A:
Net Assets	$23,311,907
Shares of beneficial interest outstanding	1,524,266
Net Asset Value, offering and redemption price per share	$15.29
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.22
Class C:
Net Assets	$1,591,206
Shares of beneficial interest outstanding	104,344
Net Asset Value, offering and redemption price per share	$15.25

See accompanying Notes to Financial Statements.	25

Statements of Assets and Liabilities

December 31, 2021

	Salient Select Income Fund	Salient Tactical Growth Fund
Assets:
Investments, at value	$283,136,395	$302,284,491
Cash	12,448,648	35,001,552
Receivable for shares sold	218,944	508,670
Interest and dividends receivable	1,652,085	585,165
Other assets	23,130	26,951

Total Assets	297,479,202	338,406,829

Liabilities:
Payable on loan (See Note 2(i))	5,000,000	—
Payable for interest and commitment fees due on loan (See Note 2(i))	17,062	—
Payable for investments purchased	71,044	—
Payable for shares redeemed	396,190	680,515
Payable to advisor	190,922	325,069
Payable for distribution and service fees	67,359	30,304
Payable to trustees	41	22
Payable for compliance fees	7,002	6,861
Payable for legal and audit fees	25,752	26,958
Accrued expenses and other liabilities	128,030	82,033

Total Liabilities	5,903,402	1,151,762

Net Assets	$291,575,800	$337,255,067

Net Assets Consist of:
Paid-in capital	$243,930,162	$296,457,157
Total distributable earnings	47,645,638	40,797,910

Total Net Assets	$291,575,800	$337,255,067

Investments, At Cost	$235,411,287	$261,486,581
Pricing of Shares
Investor Class:
Net Assets	$10,015,773	$4,943,446
Shares of beneficial interest outstanding	464,799	176,852
Net Asset Value, offering and redemption price per share	$21.55	$27.95
Institutional Class:
Net Assets	$143,721,490	$301,241,403
Shares of beneficial interest outstanding	6,666,507	10,337,416
Net Asset Value, offering and redemption price per share	$21.56	$29.14
Class A:
Net Assets	$126,619,965	$21,995,081
Shares of beneficial interest outstanding	5,852,792	804,406
Net Asset Value, offering and redemption price per share	$21.63	$27.34
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$22.95	$29.01
Class C:
Net Assets	$11,218,572	$9,075,137
Shares of beneficial interest outstanding	535,806	357,364
Net Asset Value, offering and redemption price per share	$20.94	$25.39

See accompanying Notes to Financial Statements.	26

Statements of Operations

For the Year Ended December 31, 2021

Salient Global Real Estate Fund
Investment Income:
Dividends	$725,704
Foreign taxes withheld	(43,552)

Total Investment Income	682,152

Expenses:
Investment advisory fee	286,574
Administration fees and expenses	51,282
Custodian fee	4,832
Legal and audit fees	50,097
Transfer agent fees and expenses	34,352
Trustees’ fees and expenses	8,306
Registration/filing fees	51,648
Reports to shareholders and printing fees	12,366
Distribution and service fees
Investor Class	3,005
Institutional Class	1,708
Class A	101,124
Class C	20,172
Compliance fees	6,934
Other	42,582

Total expenses before waivers	674,982
Less fees waived/reimbursed by investment advisor (See Note 4)	(233,601)

Total Expenses	441,381

Net Investment Income:	240,771

Net realized gain on investments and foreign currency translations	178,221
Net realized loss on foreign currency	(3,748)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,126,432
Net change in unrealized appreciation/depreciation on foreign currency transactions	(1,196)

Net Realized and Unrealized Gain on Investments and Foreign Currency Translations	5,299,709

Net Increase in Net Assets Resulting From Operations	$5,540,480

See accompanying Notes to Financial Statements.	27

Statements of Operations

For the Year Ended December 31, 2021

	Salient Select Income Fund	Salient Tactical Growth Fund
Investment Income:
Interest	$148,316	$—
Dividends	10,734,026	2,079,009

Total Investment Income	10,882,342	2,079,009

Expenses:
Investment advisory fee	3,242,340	3,726,174
Administration fees and expenses	287,792	255,622
Custodian fee	9,456	2,749
Legal and audit fees	140,047	133,226
Transfer agent fees and expenses	176,504	89,300
Trustees’ fees and expenses	95,932	91,051
Registration/filing fees	70,190	76,760
Reports to shareholders and printing fees	84,217	27,585
Distribution and service fees
Investor Class	37,496	24,783
Institutional Class	83,716	143,381
Class A	577,885	92,814
Class C	190,090	104,318
Compliance fees	79,463	78,803
Interest and commitment fees on loan	165,521	—
Other	86,864	87,583

Total expenses before waivers	5,327,513	4,934,149
Less fees waived/reimbursed by investment advisor (See Note 4)	(872,463)	—

Total Expenses	4,455,050	4,934,149

Net Investment Income/(Loss):	6,427,292	(2,855,140)

Net realized gain on investments and foreign currency translations	24,820,465	16,348,249
Net change in unrealized appreciation/depreciation on affiliated investments	4,851,188	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	9,284,350	10,734,590

Net Realized and Unrealized Gain on Investments and Foreign Currency Translations	38,956,003	27,082,839

Net Increase in Net Assets Resulting From Operations	$45,383,295	$24,227,699

See accompanying Notes to Financial Statements.	28

Statements of Changes in Net Assets

	Salient Global Real Estate Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$240,771	$288,522
Net realized gain/(loss)	174,473	(323,593)
Net change in unrealized appreciation/depreciation	5,125,236	(5,008,187)

Net increase/(decrease) in net assets resulting from operations	5,540,480	(5,043,258)

Distributions to Shareholders:
From distributable earnings
Investor Class	(20,156)	(10,454)
Institutional Class	(108,043)	(86,665)
Class A	(610,288)	(300,832)
Class C	(40,167)	(27,378)

Total distributions	(778,654)	(425,329)

Share Transactions:
Investor Class
Proceeds from sale of shares	156,900	88,569
Issued to shareholders in reinvestment of distributions	19,694	10,161
Cost of shares redeemed	(258,683)	(424,891)

Net decrease from share transactions	(82,089)	(326,161)

Institutional Class
Proceeds from sale of shares	414,944	663,486
Issued to shareholders in reinvestment of distributions	104,585	83,700
Cost of shares redeemed	(761,028)	(3,124,781)

Net decrease from share transactions	(241,499)	(2,377,595)

Class A
Proceeds from sale of shares	1,291,792	924,857
Issued to shareholders in reinvestment of distributions	564,285	275,694
Cost of shares redeemed	(2,570,791)	(4,142,084)

Net decrease from share transactions	(714,714)	(2,941,533)

Class C
Proceeds from sale of shares	106,188	141,277
Issued to shareholders in reinvestment of distributions	33,904	26,080
Cost of shares redeemed	(1,525,360)	(1,493,315)

Net decrease from share transactions	(1,385,268)	(1,325,958)

Net increase/(decrease) in net assets	$2,338,256	$(12,439,834)

Net Assets:
Beginning of period	26,984,141	39,423,975

End of period	$29,322,397	$26,984,141

See accompanying Notes to Financial Statements.	29

Statements of Changes in Net Assets

	Salient Global Real Estate Fund (continued)
	Year Ended December 31, 2021	Year Ended December 31, 2020
Changes in Shares Outstanding:
Investor Class
Sold	10,264	7,707
Distributions reinvested	1,329	954
Redeemed	(17,624)	(33,564)

Net decrease in shares outstanding	(6,031)	(24,903)

Institutional Class
Sold	28,202	53,329
Distributions reinvested	7,120	7,908
Redeemed	(54,522)	(265,433)

Net decrease in shares outstanding	(19,200)	(204,196)

Class A
Sold	88,662	78,032
Distributions reinvested	38,237	26,036
Redeemed	(177,337)	(362,959)

Net decrease in shares outstanding	(50,438)	(258,891)

Class C
Sold	7,606	12,047
Distributions reinvested	2,334	2,525
Redeemed	(106,308)	(129,994)

Net decrease in shares outstanding	(96,368)	(115,422)

See accompanying Notes to Financial Statements.	30

Statements of Changes in Net Assets

	Salient Select Income Fund		Salient Tactical Growth Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$6,427,292	$8,572,366	$(2,855,140)	$(1,998,764)
Net realized gain/(loss)	24,820,465	(23,711,669)	16,348,249	14,233,465
Net change in unrealized appreciation/depreciation	14,135,538	(17,132,489)	10,734,590	12,862,902

Net increase/(decrease) in net assets resulting from operations	45,383,295	(32,271,792)	24,227,699	25,097,603

Distributions to Shareholders:
From distributable earnings
Investor Class	(184,886)	(219,984)	(177,353)	(312,925)
Institutional Class	(3,428,866)	(4,314,601)	(10,496,224)	(9,590,307)
Class A	(2,483,810)	(2,840,413)	(814,205)	(695,529)
Class C	(286,856)	(716,657)	(374,154)	(507,206)
From return of capital
Investor Class	(276,252)	(250,988)	—	—
Institutional Class	(5,123,177)	(4,922,624)	—	—
Class A	(3,711,472)	(3,240,679)	—	—
Class C	(428,613)	(817,653)	—	—

Total distributions	(15,923,932)	(17,323,599)	(11,861,936)	(11,105,967)

Share Transactions:
Investor Class
Proceeds from sale of shares	2,773,196	1,773,520	1,820,343	23,910,493
Issued to shareholders in reinvestment of distributions	454,320	463,400	173,502	296,022
Cost of shares redeemed	(3,209,882)	(6,782,155)	(5,449,827)	(22,319,974)

Net increase/(decrease) from share transactions	17,634	(4,545,235)	(3,455,982)	1,886,541

Institutional Class
Proceeds from sale of shares	43,271,792	75,885,597	96,155,344	104,941,285
Issued to shareholders in reinvestment of distributions	8,154,990	8,471,677	10,465,590	9,471,466
Cost of shares redeemed	(83,181,120)	(129,488,008)	(71,483,992)	(121,548,920)

Net increase/(decrease) from share transactions	(31,754,338)	(45,130,734)	35,136,942	(7,136,169)

Class A
Proceeds from sale of shares	18,328,003	13,319,832	8,716,333	6,152,698
Issued to shareholders in reinvestment of distributions	4,838,092	4,739,212	773,116	684,621
Cost of shares redeemed	(33,400,624)	(38,156,169)	(6,065,762)	(6,792,881)

Net increase/(decrease) from share transactions	(10,234,529)	(20,097,125)	3,423,687	44,438

Class C
Proceeds from sale of shares	514,009	942,773	2,550,113	2,347,135
Issued to shareholders in reinvestment of distributions	646,337	1,381,742	368,966	447,748
Cost of shares redeemed	(21,139,784)	(18,901,465)	(6,059,263)	(7,860,812)

Net decrease from share transactions	(19,979,438)	(16,576,950)	(3,140,184)	(5,065,929)

Net increase/(decrease) in net assets	$(32,491,308)	$(135,945,435)	$44,330,226	$3,720,517

Net Assets:
Beginning of period	324,067,108	460,012,543	292,924,841	289,204,324

End of period	$291,575,800	$324,067,108	$337,255,067	$292,924,841

See accompanying Notes to Financial Statements.	31

Statements of Changes in Net Assets

	Salient Select Income Fund (continued)		Salient Tactical Growth Fund (continued)
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Changes in Shares Outstanding:
Investor Class
Sold	133,760	94,556	64,592	926,084
Distributions reinvested	21,628	27,183	6,228	11,150
Redeemed	(156,790)	(394,554)	(192,643)	(841,805)

Net increase/(decrease) in shares outstanding	(1,402)	(272,815)	(121,823)	95,429

Institutional Class
Sold	2,089,167	4,150,223	3,273,057	3,857,596
Distributions reinvested	388,814	493,555	360,385	343,568
Redeemed	(3,968,257)	(7,351,145)	(2,420,142)	(4,406,169)

Net increase/(decrease) in shares outstanding	(1,490,276)	(2,707,367)	1,213,300	(205,005)

Class A
Sold	875,778	731,443	314,725	236,806
Distributions reinvested	229,533	274,748	28,361	26,321
Redeemed	(1,593,127)	(2,127,866)	(218,561)	(261,861)

Net increase/(decrease) in shares outstanding	(487,816)	(1,121,675)	124,525	1,266

Class C
Sold	25,075	57,330	98,148	95,378
Distributions reinvested	31,900	83,166	14,572	18,380
Redeemed	(1,046,298)	(1,073,411)	(233,849)	(322,134)

Net decrease in shares outstanding	(989,323)	(932,915)	(121,129)	(208,376)

See accompanying Notes to Financial Statements.	32

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)

	Investor Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$12.97	$14.71	$12.43	$14.81		$13.04
Income/(Loss) from Operations:
Net investment income(b)	0.13	0.11	0.17	0.24		0.07
Net realized and unrealized gain/(loss) on investments	2.67	(1.67)	2.42	(1.74)		2.67

Total from Investment Operations	2.80	(1.56)	2.59	(1.50)		2.74

Less Distributions:
From investment income	(0.41)	(0.18)	(0.31)	(0.76)		(0.97)
From return of capital	—	—	—	(0.12)		—

Total Distributions	(0.41)	(0.18)	(0.31)	(0.88)		(0.97)

Net Increase/(Decrease) in Net Asset Value	2.39	(1.74)	2.28	(2.38)		1.77

Net Asset Value, End of Period	$15.36	$12.97	$14.71	$12.43		$14.81

Total Return	21.72%	(10.34)%	20.87%	(10.78)%		21.44%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$735	$699	$1,159	$1,199		$555
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	0.87%	0.95%	1.22%	1.71%		0.52%
Operating expenses including reimbursement/waiver	1.50%	1.50%	1.50%	1.89	%(c)	n/a
Operating expenses excluding reimbursement/waiver	2.32%	2.39%	2.07%	2.96%		2.39%
Portfolio Turnover Rate(d)	49%	29%	21%	101%		41%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.50%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	33

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)

	Institutional Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$12.86	$14.59	$12.33	$14.68		$12.93
Income/(Loss) from Operations:
Net investment income(b)	0.18	0.16	0.22	0.28		0.12
Net realized and unrealized gain/(loss) on investments	2.64	(1.66)	2.40	(1.72)		2.64

Total from Investment Operations	2.82	(1.50)	2.62	(1.44)		2.76

Less Distributions:
From investment income	(0.46)	(0.23)	(0.36)	(0.79)		(1.01)
From return of capital	—	—	—	(0.12)		—

Total Distributions	(0.46)	(0.23)	(0.36)	(0.91)		(1.01)

Net Increase/(Decrease) in Net Asset Value	2.36	(1.73)	2.26	(2.35)		1.75

Net Asset Value, End of Period	$15.22	$12.86	$14.59	$12.33		$14.68

Total Return	22.09%	(9.98)%	21.31%	(10.51)%		21.88%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$3,685	$3,360	$6,793	$8,600		$6,655
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	1.23%	1.38%	1.54%	2.01%		0.89%
Operating expenses including reimbursement/waiver	1.15%	1.15%	1.15%	1.65	%(c)	n/a
Operating expenses excluding reimbursement/waiver	1.96%	2.03%	1.71%	2.57%		2.03%
Portfolio Turnover Rate(d)	49%	29%	21%	101%		41%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	34

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$12.92	$14.65	$12.38	$14.75		$12.99
Income/(Loss) from Operations:
Net investment income(b)	0.12	0.12	0.17	0.23		0.07
Net realized and unrealized gain/(loss) on investments	2.65	(1.68)	2.40	(1.73)		2.65

Total from Investment Operations	2.77	(1.56)	2.57	(1.50)		2.72

Less Distributions:
From investment income	(0.40)	(0.17)	(0.30)	(0.76)		(0.96)
From return of capital	—	—	—	(0.11)		—

Total Distributions	(0.40)	(0.17)	(0.30)	(0.87)		(0.96)

Net Increase/(Decrease) in Net Asset Value	2.37	(1.73)	2.27	(2.37)		1.76

Net Asset Value, End of Period	$15.29	$12.92	$14.65	$12.38		$14.75

Total Return(c)	21.58%	(10.36)%	20.82%	(10.74)%		21.30%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$23,312	$20,341	$26,859	$19,377		$8,426
Ratios to Average Net Assets (excluding short sales expense):
Net investment income including reimbursement/waiver	0.83%	1.02%	1.21%	1.66%		0.49%
Operating expenses including reimbursement/waiver	1.55%	1.55%	1.55%	1.87	%(d)	n/a
Operating expenses excluding reimbursement/waiver	2.36%	2.43%	2.11%	3.04%		2.44%
Portfolio Turnover Rate(e)	49%	29%	21%	101%		41%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) Total return does not reflect the effect of sales charges.

(d) Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.

(e) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	35

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Global Real Estate Fund(a)

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$12.88	$14.59	$12.31	$14.73		$13.00
Income/(Loss) from Operations:
Net investment income/(loss)(b)	0.03	0.05	0.07	0.13		(0.01	)(c)
Net realized and unrealized gain/(loss) on investments	2.66	(1.65)	2.41	(1.73)		2.64

Total from Investment Operations	2.69	(1.60)	2.48	(1.60)		2.63

Less Distributions:
From investment income	(0.32)	(0.11)	(0.20)	(0.71)		(0.90)
From return of capital	—	—	—	(0.11)		—

Total Distributions	(0.32)	(0.11)	(0.20)	(0.82)		(0.90)

Net Increase/(Decrease) in Net Asset Value	2.37	(1.71)	2.28	(2.42)		1.73

Net Asset Value, End of Period	$15.25	$12.88	$14.59	$12.31		$14.73

Total Return(d)	20.95%	(10.81)%	20.19%	(11.51)%		20.73%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$1,591	$2,585	$4,614	$11,888		$6,155
Ratios to Average Net Assets (excluding short sales expense):
Net investment income/(loss) including reimbursement/waiver	0.22%	0.41%	0.51%	0.96%		(0.05)%
Operating expenses including reimbursement/waiver	2.10%	2.10%	2.10%	2.51	%(e)	n/a
Operating expenses excluding reimbursement/waiver	2.94%	2.98%	2.67%	3.64%		2.99%
Portfolio Turnover Rate(f)	49%	29%	21%	101%		41%

(a) Prior to August 14, 2018, Salient Global Real Estate Fund was known as Salient International Real Estate Fund.

(b) Per share amounts are based upon average shares outstanding.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d) Total return does not reflect the effect of sales charges.

(e) Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	36

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund

	Investor Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$19.67	$21.40	$19.06	$22.10		$23.79
Income/(Loss) from Operations:
Net investment income(a)	0.40	0.41	0.49	0.58		0.55
Net realized and unrealized gain/(loss) on investments	3.13	(1.22)	2.94	(2.47)		(0.21)

Total from Investment Operations	3.53	(0.81)	3.43	(1.89)		0.34

Less Distributions:
From investment income	(1.03)	(0.43)	(0.48)	(0.65)		(0.63)
From capital gains	—	—	—	(0.49)		(1.40)
From return of capital	(0.62)	(0.49)	(0.61)	(0.01)		—

Total Distributions	(1.65)	(0.92)	(1.09)	(1.15)		(2.03)

Net Increase/(Decrease) in Net Asset Value	1.88	(1.73)	2.34	(3.04)		(1.69)

Net Asset Value, End of Period	$21.55	$19.67	$21.40	$19.06		$22.10

Total Return	15.04%	(3.09)%	18.18%	(8.74)%		1.44%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$10,016	$9,170	$15,815	$15,432		$28,030
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.90%	2.25%	2.33%	2.77%		2.34%
Operating expenses including reimbursement/waiver	1.50%	1.50%	1.46%	1.79	%(b)	n/a
Operating expenses excluding reimbursement/waiver	1.77%	1.78%	1.71%	1.91%		2.12%
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.95%	2.30%	2.37%	3.00%		2.73%
Operating expenses including reimbursement/waiver	1.45%	1.45%	1.42%	1.56	%(b)	n/a
Operating expenses excluding reimbursement/waiver	1.72%	1.73%	1.67%	1.68%		1.73%
Portfolio Turnover Rate(c)	82%	55%	49%	24%		45%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.50%.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	37

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund

	Institutional Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$19.68	$21.42	$19.07	$22.13		$23.82
Income/(Loss) from Operations:
Net investment income(a)	0.46	0.49	0.57	0.66		0.71
Net realized and unrealized gain/(loss) on investments	3.19	(1.24)	2.95	(2.50)		(0.27)

Total from Investment Operations	3.65	(0.75)	3.52	(1.84)		0.44

Less Distributions:
From investment income	(1.11)	(0.46)	(0.51)	(0.70)		(0.70)
From capital gains	—	—	—	(0.51)		(1.43)
From return of capital	(0.66)	(0.53)	(0.66)	(0.01)		—

Total Distributions	(1.77)	(0.99)	(1.17)	(1.22)		(2.13)

Net Increase/(Decrease) in Net Asset Value	1.88	(1.74)	2.35	(3.06)		(1.69)

Net Asset Value, End of Period	$21.56	$19.68	$21.42	$19.07		$22.13

Total Return	15.44%	(2.75)%	18.64%	(8.52)%		1.84%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$143,721	$160,526	$232,707	$198,762		$358,846
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	2.21%	2.68%	2.72%	3.14%		3.02%
Operating expenses including reimbursement/waiver	1.15%	1.15%	1.10%	1.48	%(b)	n/a
Operating expenses excluding reimbursement/waiver	1.42%	1.42%	1.35%	1.60%		1.76%
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	2.26%	2.73%	2.76%	3.37%		3.41%
Operating expenses including reimbursement/waiver	1.10%	1.10%	1.06%	1.25	%(b)	n/a
Operating expenses excluding reimbursement/waiver	1.37%	1.37%	1.31%	1.37%		1.37%
Portfolio Turnover Rate(c)	82%	55%	49%	24%		45%

(a) Per share amounts are based upon average shares outstanding.

(b) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.15%.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	38

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$19.74	$21.48	$19.13	$22.18		$23.87
Income/(Loss) from Operations:
Net investment income(a)	0.38	0.43	0.49	0.56		0.60
Net realized and unrealized gain/(loss) on investments	3.14	(1.26)	2.94	(2.46)		(0.26)

Total from Investment Operations	3.52	(0.83)	3.43	(1.90)		0.34

Less Distributions:
From investment income	(1.02)	(0.43)	(0.47)	(0.66)		(0.63)
From capital gains	—	—	—	(0.48)		(1.40)
From return of capital	(0.61)	(0.48)	(0.61)	(0.01)		—

Total Distributions	(1.63)	(0.91)	(1.08)	(1.15)		(2.03)

Net Increase/(Decrease) in Net Asset Value	1.89	(1.74)	2.35	(3.05)		(1.69)

Net Asset Value, End of Period	$21.63	$19.74	$21.48	$19.13		$22.18

Total Return(b)	14.98%	(3.17)%	18.12%	(8.78)%		1.46%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$126,620	$125,194	$160,277	$122,484		$265,122
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.82%	2.33%	2.33%	2.68%		2.51%
Operating expenses including reimbursement/waiver	1.55%	1.55%	1.50%	1.83	%(c)	n/a
Operating expenses excluding reimbursement/waiver	1.82%	1.82%	1.75%	1.95%		2.17%
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.87%	2.38%	2.37%	2.91%		2.90%
Operating expenses including reimbursement/waiver	1.50%	1.50%	1.46%	1.60	%(c)	n/a
Operating expenses excluding reimbursement/waiver	1.77%	1.77%	1.71%	1.72%		1.78%
Portfolio Turnover Rate(d)	82%	55%	49%	24%		45%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2018, the Advisor agreed to limit expenses to 1.55%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	39

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Select Income Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$19.13	$20.84	$18.56	$21.55		$23.25
Income/(Loss) from Operations:
Net investment income(a)	0.21	0.30	0.31	0.41		0.47
Net realized and unrealized gain/(loss) on investments	3.04	(1.20)	2.91	(2.42)		(0.27)

Total from Investment Operations	3.25	(0.90)	3.22	(2.01)		0.20

Less Distributions:
From investment income	(0.90)	(0.38)	(0.41)	(0.52)		(0.54)
From capital gains	—	—	—	(0.45)		(1.36)
From return of capital	(0.54)	(0.43)	(0.53)	(0.01)		—

Total Distributions	(1.44)	(0.81)	(0.94)	(0.98)		(1.90)

Net Increase/(Decrease) in Net Asset Value	1.81	(1.71)	2.28	(2.99)		(1.70)

Net Asset Value, End of Period	$20.94	$19.13	$20.84	$18.56		$21.55

Total Return(b)	14.35%	(3.69)%	17.51%	(9.51)%		0.87%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$11,219	$29,178	$51,214	$100,706		$166,857
Ratios to Average Net Assets (including interest and dividends on short sales expense):
Net investment income	1.06%	1.70%	1.54%	2.00%		2.03%
Operating expenses including reimbursement/waiver	2.10%	2.10%	2.07%	2.46	%(c)	n/a
Operating expenses excluding reimbursement/waiver	2.38%	2.37%	2.32%	2.58%		2.72%
Ratios to Average Net Assets (excluding interest and dividends on short sales expense):
Net investment income	1.11%	1.75%	1.58%	2.23%		2.42%
Operating expenses including reimbursement/waiver	2.05%	2.05%	2.03%	2.23	%(c)	n/a
Operating expenses excluding reimbursement/waiver	2.33%	2.32%	2.28%	2.35%		2.33%
Portfolio Turnover Rate(d)	82%	55%	49%	24%		45%

(a) Per share amounts are based upon average shares outstanding.

(b) Total return does not reflect the effect of sales charges.

(c) Effective July 1, 2018, the Advisor agreed to limit expenses to 2.10%.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	40

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund

	Investor Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$26.95	$25.95	$24.63	$26.56	$25.68
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.35)	(0.24)	0.06	0.05	(0.07)
Net realized and unrealized gain/(loss) on investments	2.41	2.30	2.45	(1.39)	2.75

Total from Investment Operations	2.06	2.06	2.51	(1.34)	2.68

Less Distributions:
From investment income	—	—	(0.02)	(0.02)	—
From capital gains	(1.06)	(1.06)	(1.17)	(0.57)	(1.80)

Total Distributions	(1.06)	(1.06)	(1.19)	(0.59)	(1.80)

Net Increase/(Decrease) in Net Asset Value	1.00	1.00	1.32	(1.93)	0.88

Net Asset Value, End of Period	$27.95	$26.95	$25.95	$24.63	$26.56

Total Return	7.66%	7.99%	10.35%	(5.07)%	10.57%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$4,943	$8,050	$5,273	$6,623	$9,212
Ratios to Average Net Assets:
Net investment income/(loss)	(1.23)%	(0.92)%	0.25%	0.21%	(0.26)%
Operating expenses	1.82%	1.81%	1.79%	1.78%	1.87%
Portfolio Turnover Rate(b)	201%	626%	435%	531%	138%

(a) Per share amounts are based upon average shares outstanding.

(b) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	41

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund

	Institutional Class
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$27.96	$26.81	$25.43	$27.41	$26.36
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.24)	(0.16)	0.16	0.14	0.10 (b)
Net realized and unrealized gain/(loss) on investments	2.48	2.40	2.53	(1.44)	2.75

Total from Investment Operations	2.24	2.24	2.69	(1.30)	2.85

Less Distributions:
From investment income	—	(0.03)	(0.14)	(0.11)	—
From capital gains	(1.06)	(1.06)	(1.17)	(0.57)	(1.80)

Total Distributions	(1.06)	(1.09)	(1.31)	(0.68)	(1.80)

Net Increase/(Decrease) in Net Asset Value	1.18	1.15	1.38	(1.98)	1.05

Net Asset Value, End of Period	$29.14	$27.96	$26.81	$25.43	$27.41

Total Return	8.02%	8.40%	10.69%	(4.76)%	10.91%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$301,241	$255,095	$250,153	$275,669	$311,993
Ratios to Average Net Assets:
Net investment income/(loss)	(0.82)%	(0.58)%	0.62%	0.53%	0.37%
Operating expenses	1.46%	1.47%	1.43%	1.47%	1.51%
Portfolio Turnover Rate(c)	201%	626%	435%	531%	138%

(a) Per share amounts are based upon average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	42

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund

	Class A
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$26.40	$25.45	$24.24	$26.15		$25.34
Income/(Loss) from Operations:
Net investment income/(loss)(a)	(0.34)	(0.26)	0.05	(0.07	)(b)	(0.09)
Net realized and unrealized gain/(loss) on investments	2.34	2.27	2.39	(1.27)		2.70

Total from Investment Operations	2.00	2.01	2.44	(1.34)		2.61

Less Distributions:
From investment income	—	—	(0.06)	—		—
From capital gains	(1.06)	(1.06)	(1.17)	(0.57)		(1.80)

Total Distributions	(1.06)	(1.06)	(1.23)	(0.57)		(1.80)

Net Increase/(Decrease) in Net Asset Value	0.94	0.95	1.21	(1.91)		0.81

Net Asset Value, End of Period	$27.34	$26.40	$25.45	$24.24		$26.15

Total Return(c)	7.59%	7.95%	10.20%	(5.13)%		10.39%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$21,995	$17,949	$17,273	$11,718		$38,753
Ratios to Average Net Assets:
Net investment income/(loss)	(1.21)%	(0.99)%	0.21%	(0.28)%		(0.34)%
Operating expenses	1.86%	1.88%	1.85%	1.92%		2.01%
Portfolio Turnover Rate(d)	201%	626%	435%	531%		138%

(a) Per share amounts are based upon average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Total return does not reflect the effect of sales charges.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	43

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Growth Fund

	Class C
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017
Net Asset Value, Beginning of Period	$24.72	$24.03	$23.01		$25.04		$24.45
Income/(Loss) from Operations:
Net investment loss(a)	(0.46)	(0.39)	(0.09	)(b)	(0.16	)(b)	(0.21)
Net realized and unrealized gain/(loss) on investments	2.19	2.14	2.28		(1.30)		2.60

Total from Investment Operations	1.73	1.75	2.19		(1.46)		2.39

Less Distributions:
From capital gains	(1.06)	(1.06)	(1.17)		(0.57)		(1.80)

Total Distributions	(1.06)	(1.06)	(1.17)		(0.57)		(1.80)

Net Increase/(Decrease) in Net Asset Value	0.67	0.69	1.02		(2.03)		0.59

Net Asset Value, End of Period	$25.39	$24.72	$24.03		$23.01		$25.04

Total Return(c)	7.01%	7.33%	9.67%		(5.84)%		9.92%
Ratios/Supplemental Data:
Net assets, End of Period (in 000s)	$9,075	$11,830	$16,505		$27,915		$36,679
Ratios to Average Net Assets:
Net investment loss	(1.80)%	(1.60)%	(0.36)%		(0.64)%		(0.82)%
Operating expenses	2.41%	2.42%	2.40%		2.45%		2.46%
Portfolio Turnover Rate(d)	201%	626%	435%		531%		138%

(a) Per share amounts are based upon average shares outstanding.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Total return does not reflect the effect of sales charges.

(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying Notes to Financial Statements.	44

Notes to Financial Statements

December 31, 2021

1. ORGANIZATION

Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on August 26, 1992, and reorganized effective April 7, 2005 as a Delaware statutory trust. As of December 31, 2021, the Trust is comprised of three registered funds under the brand name Salient. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations

Salient Global Real Estate Fund	Global Real Estate Fund	April 28, 2006

Salient Select Income Fund	Select Income Fund	March 30, 2001

Salient Tactical Growth Fund	Tactical Growth Fund	September 14, 2009

The Funds are distributed by Forward Securities, LLC.

The Investment Advisor to the Funds is Forward Management, LLC d/b/a Salient, (the “Advisor” or “Salient Management”). The Advisor is a Delaware limited liability company that is registered as an investment advisor under the Advisers Act of 1940, as amended. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Growth Fund. The Sub-Advisor is an affiliate of the Advisor.

The Funds are classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, Institutional Class and Investor Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.75% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Investor Class Shares and Institutional Class Shares of the Funds.

Global Real Estate Fund’s investment objective is to seek total return from both capital appreciation and current income through investing primarily in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities in at least three different countries. Select Income Fund’s investment objective is to seek high current income and potential for modest long-term growth of capital through investing primarily in income-producing securities of companies in the real estate industry, such as REITs, master limited partnerships and other real estate firms. Tactical Growth Fund’s investment objective is to produce above average, risk adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index and invests primarily in a portfolio of exchange-traded funds and futures on securities indices providing exposure to securities market indices, industries or sectors within U.S. and overseas equity markets.

Information presented in the accompanying Funds’ financial statements pertains to the Investor Class, Institutional Class, Class A, and Class C shares offered by the Funds.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Global Real Estate Fund and Select Income Fund may invest a substantial portion of assets in the securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic and regulatory developments in this industry than would a fund not concentrating its investments in a particular sector or industry. Global Real Estate Fund, Select Income Fund and Tactical Growth Fund are each classified as a diversified fund under the 1940 Act.

Certain Funds invest a high percentage of their assets in specific sectors of the market. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, can have a greater impact on the relevant Fund’s net asset value and may cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial

45

Notes to Financial Statements

December 31, 2021

statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services Investment Companies”.

(b) PORTFOLIO VALUATION

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last sale price or market’s official closing price on the valuation day. If there have been no sales that day, such securities or contracts are valued at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, such securities or contracts are valued either at the last available sale price or at fair value in accordance with procedures established by, and under the general supervision of, the Board of Trustees. The Fund’s valuation policies are discussed in further detail in Note 3.

Debt securities that have an original maturity of more than 365 days or that are credit impaired are valued on the basis of the average of the latest bid and ask prices. Debt securities that have an original maturity of less than 365 days and that are not credit impaired are valued as follows: (a) maturity of 61 to 365 days, on the basis of the average of the latest bid and ask prices; and (b) maturity of 60 days or less, at amortized cost.

The Funds’ independent pricing vendors (approved by the Board of Trustees) use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing vendor may utilize a market-based approach through which quotes from market makers are used to determine value. In instances where sufficient market activity may not exist or is limited, the pricing vendors may also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the value.

In the event valuation information is not available from the Funds’ independent pricing vendors for a security held by a Fund, such security may be valued by alternate pricing methods, including the use of quotations obtained from dealers that make markets in such securities, or otherwise determined based on the fair value of such securities. To the extent that such securities do not trade on a valuation day and the last bid and ask prices are not available, the securities may be valued using matrix pricing or similar valuation methods from the Funds’ independent pricing vendors. Bonds that do not trade regularly and lower-rated bonds tend to be less liquid, and their values may be determined based on alternate or fair valuation methods (approved by the Board of Trustees) more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

If the Funds’ independent pricing vendors do not provide valuation information for swap contracts or structured notes held by a Fund, such swap contracts and structured notes may be valued by Salient Management, based on information from the structuring firm or issuer.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter market and that are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument on the day on which the instrument is being valued. Over the counter futures, options on futures, and swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing vendors or one or more dealers that make markets in such securities. If quotes are not available from an independent pricing vendor or dealers, over-the-counter futures, options on futures and swap contracts are valued using fair valuation methodologies.

Options on securities and options on indices are valued using the mean of the closing bid and ask prices of the securities or commodities exchange on which they are traded. If a mean price is not available, value shall be determined based on fair valuation methodologies. Certain investments including options may trade in the over-the-counter market and generally are valued based on the mean of the closing bid and ask prices obtained from an approved pricing service or value may be determined based on quotes from dealers that make markets in such securities.

Portfolio securities that are traded on foreign securities exchanges are generally valued at the last reported sale or closing price of such

46

Notes to Financial Statements

December 31, 2021

securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees. Certain Funds will use a fair valuation model provided by independent pricing vendors, which is intended to reflect fair value when a security’s value is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the normal trading day of the NYSE, normally 4:00 p.m. Eastern Time. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sales price (or the latest closing price) and there is no guarantee that a fair valued security will be sold at the price at which a Fund is valuing the security.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s net asset value, with the exception of exchange-traded products which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include: analysis of recent public transactions in securities or assets of the same class or that are highly similar; analysis of recent private transactions in securities or assets of the same class or that are highly similar; analysis of information that provides a reasonable basis for valuation, such as appraisals, analysts’ reports, and valuation models; and cost, if other valuation methods are not available.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholder transactions may arise. Realized gains and losses on sales of securities are determined by the specific identification cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Based on information provided by the REITs, the Funds recharacterize distributions received from REIT investments into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information that may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following annual financial reporting period. There is no guarantee that the REITs held by the Funds will continue to pay dividends. The Funds record as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Schedule of Investments. These recharacterizations are reflected in the accompanying financial statements.

Distributions received from a Funds’ investments in MLPs generally are comprised of income, capital gains and return of capital. A Fund records investment income, capital gains, and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed

47

Notes to Financial Statements

December 31, 2021

in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Certain Funds may invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 9 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. None of the Funds held securities sold short as of December 31, 2021.

(g) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities but also allow certain Funds to enter into various types of derivative contracts, including, but not limited to, futures contracts, forward currency contracts, and purchased and written option contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may use derivatives that increase or decrease a Fund’s exposure to the following market risk factors:

Credit Risk: Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

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Notes to Financial Statements

December 31, 2021

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to settle the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. Counterparty risk in the Funds exchange-traded futures contracts is minimized because the counterparty in each trade is the exchange’s clearinghouse, which assures performance of the contract.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the con- tract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement

49

Notes to Financial Statements

December 31, 2021

purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. None of the Funds held futures contracts as of December 31, 2021.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust the risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase, or proceeds from the sale, in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and unexpected movements in security values. None of the Funds held purchased options contracts during the year ended December 31, 2021.

Warrants: Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of December 31, 2021, none of the Funds held warrants.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange that contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. There were no derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2021.

(h) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations. As of December 31, 2021,

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Notes to Financial Statements

December 31, 2021

Global Real Estate Fund, Select Income Fund and Tactical Growth Fund held cash balances of $1,078,526, 12,448,648, and 35,001,552, respectively at the custodian.

(i) LEVERAGE

Select Income Fund may purchase securities with borrowed money, including bank overdrafts (a form of leverage). The Fund may borrow amounts up to one-third of the value of its assets after giving effect to such borrowing. Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of the Fund portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

Select Income Fund maintains an open-ended line of credit up to a limit of $40,000,000 with Société Générale which expires May 1, 2022. For borrowings under this agreement, the Fund is charged interest of 1.20% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund is below 80% of the Fund’s facility limit, the Fund is charged a commitment fee of 0.40% per annum on the amount between the facility limit and borrowed amount. For borrowings under this agreement, the Fund would be charged interest of 1.05% above the one-month LIBOR. Additionally, if the borrowed amount by the Fund was below 80% of the Fund’s facility limit, the Fund would be charged a commitment fee of 0.35% per annum on the amount between the facility limit and borrowed amount. As of December 31, 2021, the borrowed amount on the line of credit was $5,000,000 for the Fund; however, based on the lender agreement, a portion of the securities in the Fund are being segregated as collateral in a segregated account for possible future use for the line of credit based on the commitment fee and terms of the line of credit. As of December 31, 2021, the aggregate market value of the securities held as collateral was $53,184,230, representing 18.24% of net assets.

On July 27, 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund, the line of credit or the financial instruments in which the Fund invests cannot yet be determined, but may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

(j) DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly for Select Income Fund and Global Real Estate Fund and annually for Tactical Growth Fund. For all Funds, net realized capital gains, if any, are normally distributed annually in December, and a spillover capital gain distribution, if any, is distributed in the year after which a Fund elects to treat the distribution as paid for Federal income tax purposes. There is no guarantee that the Funds will continue paying dividends. The amount of distributions is determined in accordance with Federal income tax regulations, which may differ from GAAP.

(k) FEDERAL INCOME TAXES

The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income

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Notes to Financial Statements

December 31, 2021

on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

As of and during the year ended December 31, 2021, and for all open tax years, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Salient Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(l) ALLOCATIONS

Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. For Funds offering multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1 of the 1940 Act) and/ or shareholder services plans for a particular class of a Fund are charged to the operations of such class.

(m) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of each fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as each Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 2.95% of the total net assets of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2021 are recorded in the Statement of Operations, if applicable.

(n) RESTRICTED SECURITIES

The Fund may purchase restricted securities or securities which are deemed to be not readily marketable. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The restricted securities held at December 31, 2021 are identified below and are also presented in each Fund’s Schedule of Investments.

Select Income Fund

Security	% of Net Assets	Acquisition Date	Shares/ Principal Amount	Cost	Fair Value
IQHQ, Inc.	2.2%	10/25/2019	350,000	$5,250,000	$6,391,000

Total Restricted Securities	2.2%			$5,250,000	$6,391,000

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Notes to Financial Statements

December 31, 2021

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. The Board of Trustees has approved independent pricing vendors that calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. The Funds’ procedures set forth certain triggers that instruct when to use the fair valuation model. In such a case, a Fund’s value for a security may be different from the last sales price (or the last closing price) and there is no guarantee that a fair valued security will be sold at the same price at which a Fund is valuing the security.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize each Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3		Total
Global Real Estate Fund
Common Stocks(a)	$28,146,800	$—	$—		$28,146,800

Total	$28,146,800	$—	$—		$28,146,800

Select Income Fund
Common Stocks(a)	$69,122,889	$—	$6,391,000	(b)	$75,513,889
Convertible Preferred Stocks(a)	50,235,815	—	—		50,235,815
Preferred Stocks(a)	154,716,691	2,670,000	—		157,386,691

Total	$274,075,395	$2,670,000	$6,391,000		$283,136,395

Tactical Growth Fund
Exchange-Traded Funds	$121,881,385	$—	$—		$121,881,385
Short-Term Securities	180,403,106	—	—		180,403,106

Total	$302,284,491	$—	$—		$302,284,491

(a) For detailed descriptions of sector, industry, or country, see the accompanying Schedule of Investments.

(b) The above Level 3 investment is valued using an unadjusted single source broker quote which is based on unobservable inputs. As a result, there were no unobservable inputs that have been internally developed by the Fund in determining the fair value of investments as of December 31, 2021. Due to the inherent uncertainty of determining the fair value of investments that do not have observable inputs, the fair value of the Fund’s investments may fluctuate from period to period.

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Notes to Financial Statements

December 31, 2021

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Select Income Fund	Common Stocks
Balance as of December 31, 2020	$5,824,000
Change in Unrealized Appreciation/Depreciation	567,000
Purchases	—
Sales Proceeds	—
Realized Gain/(Loss)	—
Transfer into or out of Level 3	—

Balance as of December 31, 2021	$6,391,000

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2021	$567,000

As of December 31, 2021, none of the Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value.

4. INVESTMENT MANAGEMENT SERVICES

The Trust has entered into an investment management agreement with Salient Management, pursuant to which Salient Management provides investment management services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2021, based on each Fund’s average daily net assets:

Fund	Advisory Fee
Global Real Estate Fund	1.00%(a)

Select Income Fund	1.00%(b)

Tactical Growth Fund	1.15% up to and including $1 billion
1.05% over $1 billion

(a) Salient Management is contractually obligated to waive 0.25% of the Fund’s management fee so that until April 30, 2022 the Fund’s management fee will be 0.75%. The waivers for the investment management fees totaled $71,644 and are reflected in the Statement of Operations.

(b) Salient Management is contractually obligated to waive 0.25% of the Fund’s management fee so that until April 30, 2022 the Fund’s management fee will be 0.75%. The waivers for the investment management fees totaled $810,585 and are reflected in the Statement of Operations.

The Trust and Salient Management have entered into an investment sub-advisory agreement with Broadmark Asset Management LLC for the Tactical Growth Fund (the “Sub-Advisor”). Pursuant to the agreement, the Sub-Advisor provides investment sub-advisory services to the Tactical Growth Fund and is entitled to receive a fee from Salient Management calculated daily and payable monthly at the following annual rate, as of December 31, 2021, based on the Tactical Growth Fund’s average daily net assets:

Fund	Sub-Advisory Fee
Tactical Growth Fund	0.60% up to and including $1 billion
0.55% over $1 billion

Expense Limitations: Salient Management has entered into an Expense Limitation Agreement with Global Real Estate Fund and Select Income Fund which limits the total expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary

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Notes to Financial Statements

December 31, 2021

expenses) of certain classes of each Fund, through a specified date. In addition, Salient Management may voluntarily reimburse additional expenses of certain classes of each Fund. The following are the annual expense limitation rates and expiration dates for each Fund:

Fund	Investor Class	Institutional Class	Class A	Class C	End Date
Global Real Estate Fund	1.50%	1.15%	1.55%	2.10%	April 30, 2022
Select Income Fund	1.50%	1.15%	1.55%	2.10%	April 30, 2022

Pursuant to the Expense Limitation Agreement, the Funds will reimburse Salient Management for any fee waivers and expense reimbursements made by Salient Management, provided that any such reimbursements made by the Funds to Salient Management will not cause the Funds’ expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, which-ever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2021, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Advisor	Recoupment Of Past Waived Fees By Advisor	Total
Global Real Estate Fund
Investor Class	$6,186	$—	$6,186
Institutional Class	27,857	—	27,857
Class A	182,658	—	182,658
Class C	16,900	—	16,900
Select Income Fund
Investor Class	25,467	—	25,467
Institutional Class	448,555	—	448,555
Class A	344,537	—	344,537
Class C	53,904	—	53,904

As of December 31, 2021, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2019	2020	2021	Total
Global Real Estate Fund
Investor Class	$3,957	$4,732	$4,308	$12,997
Institutional Class	25,651	28,331	19,313	73,295
Class A	75,609	128,558	126,468	330,635
Class C	24,540	18,654	11,868	55,062
Select Income Fund
Investor Class	—	2,663	2,004	4,667
Institutional Class	—	30,121	30,012	60,133
Class A	—	21,422	23,359	44,781
Class C	—	7,833	6,503	14,336

5. DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Funds have adopted Distribution Plans (the “Distribution Plans”) pursuant to Rule 12b-1 of the 1940 Act that allow each of the Funds to pay for the sale and distribution of its shares at an annual rate of up to the following amounts based on each Fund’s daily average net assets:

Fund	Investor Class	Class A	Class C
Global Real Estate Fund	0.25%	0.25%	0.75%
Select Income Fund	0.25%	0.25%	0.75%
Tactical Growth Fund	0.25%	0.25%	0.75%

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Notes to Financial Statements

December 31, 2021

The Funds have adopted a Shareholder Services Plan (the “Shareholder Services Plan”) with respect to certain Funds. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for non-distribution related services to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly and are not to exceed the following annual rates (Shareholder services fees may be temporarily suspended by the Fund, in which case, the fees may not accrue to the full amounts payable.):

Fund	Investor Class	Institutional Class	Class A	Class C
Global Real Estate Fund	0.15%	0.05%	0.20%	0.25%
Select Income Fund	0.15%	0.05%	0.20%	0.25%
Tactical Growth Fund	0.15%	0.05%	0.20%	0.25%

The expenses of the Distribution Plans and the Shareholder Services Plan are reflected as distribution and service fees in the Statement of Operations.

6. SERVICE PROVIDERS

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator, transfer agent and dividend paying agent. Citibank, N.A. serves as the Funds’ custodian.

Forward Securities, LLC, a wholly owned subsidiary of Salient Management, (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

7. TRUSTEE AND OFFICER FEES

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints Officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board of Trustees. The Officers serve at the pleasure of the Board of Trustees.

The Funds do not pay any compensation directly to the Officers or Trustees who are also trustees, Officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2021, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as Trustees of other registered investment companies managed by the Advisor and its affiliates, including Salient MF Trust and Salient Midstream & MLP Fund (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $50,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $1,500 for attendance by telephone at a regular meeting; $1,500 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee, and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $16,000, $6,000, $5,000, and $5,000, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receives $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Funds (“CCO”) is an employee of, and is compensated by, the Advisor. As of January 1, 2021, the Funds have agreed to pay the Advisor approximately $166,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board

56

Notes to Financial Statements

December 31, 2021

approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2021, excluding U.S. Government Obligations, short-term investments and short sales, if any, were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Global Real Estate Fund	$13,273,247	$15,921,912
Select Income Fund	253,005,153	304,600,804
Tactical Growth Fund	318,191,567	430,939,914

10. TAX BASIS INFORMATION

Reclassifications: At December 31, 2021, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of expiration of capital loss carryovers, distributions in connection with Fund Share redemptions, and merger tax adjustments. These reclassifications were as follows:

Fund	Increase/ (Decrease) Paid-in-Capital	Increase/(Decrease) Total Distributable Earnings
Global Real Estate Fund	$(118,571)	$118,571
Select Income Fund	542,390	(542,390)
Tactical Growth Fund	1,800,655	(1,800,655)

Tax Basis of Investments: Differences in book and tax accounting for cost basis of investments are primarily attributable to the deferral of losses on wash sales and mark-to-market adjustments for certain investments. The following information is provided on a tax basis as of December 31, 2021 and includes investments and excludes foreign currency:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Global Real Estate Fund	$24,927,138	$4,524,269	$(1,304,607)	$343	$3,220,005
Select Income Fund	235,453,886	59,700,031	(12,017,521)	—	47,682,510
Tactical Growth Fund	261,486,581	40,797,912	(2)	—	40,797,910

Capital Losses: Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. As of December 31, 2021, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains as follows:

Fund	Short-Term		Long-Term	Total
Global Real Estate Fund	$13,289,399	(a)	$8,063,327	$21,352,726
Select Income Fund	—		36,872	36,872

(a) Subject to limitations under §382 of the Code.

57

Notes to Financial Statements

December 31, 2021

Capital loss carryovers used during the year ended December 31, 2021 were:

Fund	Amount
Select Income Fund	22,408,594

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above. The Funds elect to defer for the period ending December 31, 2021 capital losses and late year ordinary losses in the amount of:

Fund	Capital Losses Total	Ordinary Losses Total
Global Real Estate Fund	$(534,337)	$—

Tax Basis of Distributable Earnings: At December 31, 2021 the following components of accumulated earnings on a tax basis were as follows:

Fund	Accumulated Capital Gains/(Losses)	Undistributed Ordinary Income	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences
Global Real Estate Fund	$(21,887,063)	$—	$3,220,005	$—
Select Income Fund	(36,872)	—	47,682,510	—
Tactical Growth Fund	—	—	40,797,910	—

Tax Character of Distributions to Shareholders: Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. The Funds may also designate a portion of the amounts paid to redeeming shareholders as a distribution for tax purposes.

The tax character of distributions paid for the year ended December 31, 2021 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Real Estate Fund	$660,083	$—	$118,571
Select Income Fund	6,384,418	—	9,539,514
Tactical Growth Fund	10,686,108	1,175,828	—

The tax character of distributions paid for the year ended December 31, 2020 were as follows:

Fund	Ordinary Income Total	Long-Term Capital Total	Return of Capital Total
Global Real Estate Fund	$425,328	$—	$—
Select Income Fund	8,091,655	—	9,231,944
Tactical Growth Fund	11,105,967	—	—

The Funds may own shares in certain foreign investment entities referred to under U.S. tax law, as “passive foreign investment companies” (PFICs). The Funds may elect to mark-to-market annually the shares of each PFIC and may be required to include in distributable income to shareholders any such mark-to market gains.

11. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

58

Notes to Financial Statements

December 31, 2021

12. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the year ended December 31, 2021, Select Income Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

Security Name	Beginning Value at 12/31/20	Buys	Sales	Ending Value at 12/31/21	Shares Held as of 12/31/21	Distributions Received(a)	Change in Unrealized Appreciation/ Depreciation	Realized Gain/ (Loss)
Common Stocks
Clipper Realty, Inc. (b)	$6,697,500	$—	$(7,621,759)	$—	—	$219,658	$4,851,188	$(4,146,587)

					—	$219,658	$4,851,188	$(4,146,587)

(a) The amount of distributions received during the current year have been deemed return of capital.

(b) Clipper was no longer considered an affiliate as of December 31, 2021.

13. PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

14. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2021.

59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees Forward Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Salient Global Real Estate Fund, Salient Select Income Fund, and Salient Tactical Growth Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

February 24, 2022

Tax Information (Unaudited)

December 31, 2021

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Global Real Estate Fund	$—
Select Income Fund	—
Tactical Growth Fund	1,175,828

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Global Real Estate Fund	33.47%
Select Income Fund	26.50%
Tactical Growth Fund	14.51%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Global Real Estate Fund	0.00%
Select Income Fund	23.26%
Tactical Growth Fund	16.81%

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Select Income Fund
Investor Class	$0.413253	$0.000000	$0.617477	$1.030730	40.09%	0.00%	59.91%	100.00%
Institutional Class	$0.443808	$0.000000	$0.663132	$1.106940	40.09%	0.00%	59.91%	100.00%
Class A	$0.409280	$0.000000	$0.611540	$1.020820	40.09%	0.00%	59.91%	100.00%
Class C	$0.359717	$0.000000	$0.537483	$0.897200	40.09%	0.00%	59.91%	100.00%

Supplemental Information (Unaudited)

December 31, 2021

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust (“Salient FF Trust”) who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2021, there were six Trustees, five of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Salient MF Trust (together, with the Salient FF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient and Forward Management, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, 8th Floor, Houston, Texas 77027 or c/o Forward Funds, 244 California Street, Suite 200, San Francisco, California 94111. The Trusts’ Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Gregory A. Reid* Year of Birth: 1965	Salient MF Trust Trustee and Principal Executive Officer (since 2020) Salient FF Trust Trustee and Principal Executive Officer (since 2020)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient (since 2011).	6	Salient Midstream & MLP Fund (investment company) (2012-2018, and since 2020).

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Masters Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Salient Midstream & MLP Fund (investment company) (since 2018).

Supplemental Information, continued (Unaudited)

December 31, 2021

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (since 2006); President, Lazarus Energy Holdings, LLC (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (2004-2021); Endowment PMF Funds (investment companies) (three funds) (2014-2021); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019); Salient Midstream & MLP Fund (investment company) (since 2012).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2018) Salient FF Trust Trustee (since 2012); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (2018-2020); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6	Salient Midstream & MLP Fund (investment company) (since 2018).

Supplemental Information, continued (Unaudited)

December 31, 2021

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (2009-2021); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient Midstream & MLP Fund (investment company) (since 2012).

Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee and Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Chairman and Director of SIFE Trust Fund (1978-2001); Salient Midstream & MLP Fund (investment company) (since 2018).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

64

Supplemental Information, continued (Unaudited)

December 31, 2021

**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1)

The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and one (1) public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

Officers of the Funds Who Are Not Trustees

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Thomas Dusenberry Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2020) Salient FF Trust Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds (four funds); Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (2016-2019); Senior Vice President of Fund Accounting and Administration, Salient (since 2020); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (2010-2021); Chief Compliance Officer, Endowment PMF Funds (2014-2021); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Salient MF Trust Secretary (Since 2018) Salient FF Trust Secretary (Since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (2017-2021); Vice President, Endowment PMF Funds (2017-2021); Vice President of Operations, Salient Partners, L.P. (March 2012–June 2017).

Supplemental Information, continued (Unaudited)

December 31, 2021

N-PORT Filings

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

Each Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies for the period ended June 30 each year is available (i) without charge, upon request by calling 1-866-667-9228 for the Salient MF Trust or 1-800-999-6809 for the Forward Funds Trust; and (ii) on the SEC’s website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-866-667-9228 for the Salient MF Trust or 1-800-999-6809 for the Forward Funds Trust or by visiting the SEC website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Funds’ Board of Trustees (the “Board”) appointed Forward Management, LLC, Salient Advisors, L.P. and Salient Capital Advisors, LLC (each an “Advisor”, and together the “Advisors”) as the Program’s administrator, and the Advisors have delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from the Advisors’ compliance, accounting, operations, trading, and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.

The Committee holds quarterly meetings to: (1) review the operations of the Program; (2) review the liquidity classifications; and (3) review other Program related material.

In accordance with the Liquidity Rule, each of the Funds’ portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less

•	Moderately liquid investments – convertible to cash in three to seven calendar days

Supplemental Information, continued (Unaudited)

December 31, 2021

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period each Fund primarily held assets that were considered to be highly liquid, and, as such, no Fund has an HLIM. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if a Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets. The Report noted that none of the Funds exceeded the 15% limit during the applicable period.

At a meeting held on April 27, 2021, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period April 1, 2020 through March 31, 2021 (the “Reporting Period”).

The Report stated, in relevant part, that during the Reporting Period:

•	There were no material changes to the Program during the Reporting Period;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on illiquid investments;

•	Each Fund has been designated as a primarily Highly Liquid Fund; and

•	There were no material liquidity events which occurred or were reported during this period applicable to a Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of each Fund.

Board Consideration of the Investment Management Agreement (Unaudited)

At a meeting of the Board held on October 26, 2021, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreement between Forward Funds (the “Trust”), on behalf of its series Salient Global Real Estate Fund, Salient Select Income Fund, and Salient Tactical Growth Fund (each a “Fund,” and together, the “Funds”), and Forward Management, LLC d/b/a Salient (“Forward Management,” “Salient Management” or the “Advisor”) (the “Advisory Agreement”); the investment sub-advisory agreement among the Trust, Forward Management and Broadmark Asset Management, LLC (“Broadmark ” or the “Sub-Advisor”) (the “Sub-Advisory Agreement”).

In preparation for review of the Advisory Agreement and Sub-Advisory Agreement, the Board requested that the Advisor and the Sub-Advisor provide detailed information that the Board determined to be reasonably necessary to evaluate the Advisory Agreement and Sub-Advisory Agreement. The Independent Trustees held a meeting of the Board on October 4, 2021 (the “Pre-15(c) Meeting”) to review and discuss the response materials of the Advisor and Sub-Advisor in support of the consideration of the Advisory Agreement and Sub-Advisory Agreement. The Independent Trustees also met in executive session, without the presence of Advisor or Sub-Advisor personnel, prior to the October 26, 2021 meeting to review and discuss aspects of the response materials. At the request of the Independent Trustees, the Advisor made a presentation and responded to questions from the Independent Trustees at both the Pre-15(c) Meeting and the October 26, 2021 meeting. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that they had previously met with counsel in executive session without the presence of Advisor personnel. The Independent Trustees reported that the Advisor’s presentations at the Pre-15(c) Meeting and the October 26, 2021 meeting, as well as the extensive discussions among themselves and with counsel including during the Pre-15(c) Meeting and executive session, regarding their review of the response materials, left them satisfied that the Advisor and Sub-Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreement and Sub-Advisory Agreement. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreement and Sub-Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreement and Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreement and Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements and Sub-Advisory Agreements, as applicable, the Board considered: the background and experience of key investment personnel and the Advisors’ and Sub-Advisor’s ability to retain them; changes of certain fund management personnel; the Advisors’ and Sub-Advisor’s focus on analysis of complex asset categories; the Advisors’ and Sub-Advisor’s disciplined investment approach and commitment to investment principles; the Advisors’ and Sub-Advisor’s significant investment in and commitment to personnel; the Advisors’ and Sub-Advisor’s significant compliance efforts and the Advisors’ risk and general oversight; and the Advisors’ oversight of and interaction with service providers. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreements and Sub-Advisory Agreements.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisors and Sub-Advisor were capable of generating a level of long-term investment performance that is consistent with the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the Global Real Estate Fund outperformed its index as of the calendar year-to-date through June 30, 2021, but underperformed its index and for the period since the Fund’s inception through June 30, 2021; and underperformed the median and the average performance of its peer group as of the calendar year-to-date through June 30, 2021, and for the period since the Fund’s inception through June 30, 2021;

68

Board Consideration of the Investment Management Agreement, continued (Unaudited)

•

the Select Income Fund outperformed its index as of the calendar year-to-date through June 30, 2021 and for the period since the Fund’s inception through June 30, 2021; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2021, but underperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2021;

•

the Tactical Growth Fund underperformed its index as of the calendar year-to-date through June 30, 2021, and outperformed its index for the period since the Fund’s inception through June 30, 2021; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2021 and for the period since the Fund’s inception through June 30, 2021;

The cost of advisory service to be provided and profits to be realized by the Advisors and Sub-Advisors. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services (including to their other clients, if applicable), the specialized nature of the Funds’ investment programs, the Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees and the Advisors’ profitability, and in some cases lack of profitability, are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to their other clients. The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the

Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of a particular Sub-Advisory Agreement because the Sub-Advisor managed assets other than those of the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying each Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the relevant Funds was not excessive and that the sub-advisory fees received by the Sub-Advisor out of the management fee for each Fund were reasonable in light of the services provided to each Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. The Board noted the Advisors’ expense limitation agreements in place and that the Advisors and not the Funds pay the sub-advisory fees, and concluded that each Fund’s management fee and sub-advisory fee (as applicable) is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisors and Sub-Advisor, respectively.

Benefits (such as Soft Dollars) to the Advisors and Sub-Advisor from their relationships with the Funds. The Board concluded that other benefits derived by the Advisors and Sub-Advisor from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from Forward Management and the Sub-Advisor regarding their soft dollar policies and usage. The Board discussed the potential for other fall-out benefits to the Advisors and Sub-Advisor, including reputational benefits and the potential for growth of the Advisors’ and Sub-Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisors and Sub-Advisor have made a substantial commitment to the recruitment and retention of high quality personnel, monitoring and investment

69

Board Consideration of the Investment Management Agreement, continued (Unaudited)

decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisors and Sub-Advisor as managers of publicly offered mutual funds.

In light of the continuing COVID-19 pandemic, the meetings of the Board referred to above were held electronically by means of video, based on continuing relief provided by the staff of the Securities and Exchange Commission from the otherwise applicable in-person meeting requirements.

70

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to nonaffiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those persons who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

How to Manage Your Information

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

Investment Advisor

Forward Management, LLC

Investment Sub-Advisors

Broadmark Asset Management LLC

Administrator

ALPS Fund Services, Inc.

Custodian

Citibank, N.A.

Distributor

Forward Securities, LLC

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

K&L Gates LLP

Transfer Agent

ALPS Fund Services, Inc.

P.O. Box 1345

Denver, CO 80201

800-999-6809

www.salientfunds.com

Salient Global Real Estate Fund

Salient Select Income Fund

Salient Tactical Growth Fund

FSD003617 030123

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 13(a)(1) on this Form N-CSR.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $111,200 for the fiscal year ended December 31, 2021 and $106,500 for the fiscal year ended December 31, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $5,065 for the fiscal year ended December 31, 2021 and $4,700 for the fiscal year ended December 31, 2020. These services consisted of review of the Funds’ registration statement.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $22,319 for the fiscal year ended December 31, 2021 and $22,319 for the fiscal year ended December 31, 2020. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2021 and NONE for the fiscal year ended December 31, 2020.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2021 and NONE for the fiscal year ended December 31, 2020.

(h)

The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)

The registrant’s Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Forward Funds

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid
Principal Executive Officer

Date:	March 4, 2022

By:	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date:	March 4, 2022